                                                                    Exhibit 99.1

                         Index to Financial Statements
                         -----------------------------

                                                                                              Page
                                                                                        ----------------
Unaudited Pro Forma Condensed Financial Statements                                            F-2
Unaudited Pro Forma Condensed Balance Sheet - December 26, 1998                               F-3
Unaudited Pro Forma Condensed Statement of Operations -                                       F-4
     Year ended March 28, 1998
Unaudited Pro Forma Condensed Statement of Operations -
     Nine months ended December 26, 1998                                                      F-5
Notes to Unaudited Pro Forma Condensed Financial Statements                                   F-6

                              Genesis Direct, Inc.
               Unaudited Pro Forma Condensed Financial Statements

On February 9, 1999, Genesis Direct, Inc. and Little Genesis, Inc. sold all of the outstanding limited liability company interests of Sportime, LLC to School Specialty, Inc. The following unaudited pro forma condensed balance sheet as of December 26, 1998 has been prepared to present the financial position of Genesis Direct, Inc. as though the disposition had been consummated on December 26, 1998. The following pro forma condensed statements of operations for the year ended March 28, 1998 and the nine months ended December 26, 1998 have been prepared to present the operations of Genesis Direct, Inc. assuming the disposition had been completed on March 30, 1997. The acquisition of the Sportime business was completed on January 7, 1998, and accordingly, the pro forma condensed statement of operations for the year ended March 28, 1998 reflects the results of Sportime, LLC for the period subsequent to the acquisition.

The unaudited pro forma condensed financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Genesis Direct, Inc. included in its Annual Report on Form 10-K for the year ended March 28, 1998 and Quarterly Reports on Form 10-Q for the fiscal quarters ended June 27, 1998, September 26, 1998 and December 26, 1998. The unaudited pro forma condensed balance sheet and statements of operations have been included herein for comparative purposes only and do not purport to be indicative of the results of operations which actually would have been obtained had the disposition been completed on March 30, 1997. In addition, future results may vary significantly from the results reflected in these pro forma financial statements.

                                      F-2-

                       Pro Forma Condensed Balance Sheet
                               December 26, 1998
                                 (in thousands)
                                  (Unaudited)

                                                          Genesis
                                                        ------------     Elimination of
                                                        Direct, Inc.      Sportime, LLC        Pro Forma
                                                        ------------     --------------       -----------
Assets
Current assets:
 Cash and cash equivalents  ..........................     $  11,662           $    379 (a)     $  33,935
                                                                                (22,652)(b)
 Accounts receivable, net  ...........................        17,532              3,980 (a)        13,552
 Merchandise inventory, net  .........................        62,119              4,797 (a)        57,322
 Deferred advertising costs  .........................        12,218              2,323 (a)         9,895
 Other current assets  ...............................         4,955                101 (a)         4,854
 Note receivable, current portion  ...................           479                  -               479
                                                        ------------     --------------        ----------
  Total current assets  ..............................       108,965            (11,072)          120,037

Intangibles, net  ....................................         9,747                 78 (a)         9,669
Goodwill, net  .......................................        93,844             14,612 (a)        79,232
Property, equipment and leasehold improvements, net...        46,323              1,218 (a)        45,105
Note receivable, less current portion  ...............         1,020                  -             1,020
Other assets  ........................................           988                 11 (a)           977
                                                        ------------     --------------        ----------
                                                           $ 260,887           $  4,847         $ 256,040
                                                        ============     ==============        ==========
Liabilities and stockholders' equity (deficiency)
Current liabilities:
 Accounts payable  ...................................     $  40,733           $  1,371 (a)     $  39,362
 Accrued expenses  ...................................        45,772              2,979 (a)        42,793
 Current portion of notes payable and long-term debt..        24,043                  -            24,043
 Current portion of obligations under capital leases..         1,996                 14 (a)         1,982
 Other current liabilities  ..........................         2,181                 94 (a)         2,087
                                                        ------------     --------------        ----------

  Total current liabilities  .........................       114,725              4,458           110,267

Notes payable and long-term debt, less current
 portion..............................................        18,227                292 (a)        17,935
Obligations under capital leases, net of current
 portion..............................................         3,293                 60 (a)         3,233
Other liabilities  ...................................         2,296                197 (a)         2,099
Common stockholders' equity (deficiency):
 Common Stock  .......................................           323                  -               323
 Additional paid-in-capital...........................       278,542                  -           278,542
 Accumulated (deficit) earnings  .....................      (156,519)              (160)(b)      (156,359)
                                                        ------------     --------------        ----------
Total common stockholders' equity  ...................       122,346               (160)          122,506
                                                        ------------     --------------        ----------
Total liabilities and common stockholders' equity  ...     $ 260,887           $  4,847         $ 256,040
                                                        ============     ==============        ==========

                                      F-3-

                  Pro Forma Condensed Statement of Operations
                           Year Ended March 28, 1998
               (in thousands, except share and per share amounts)
                                  (Unaudited)


                                                   Genesis
                                                 ------------        Elimination of
                                                 Direct, Inc.        Sportime, LLC           Pro Forma
                                                 ------------        --------------         -----------
Net sales  .................................         $  107,210                $5,990(a)        $  101,220
Cost of goods sold  ........................             81,606                 3,681(a)            77,925
                                              -----------------    ------------------    -----------------
Gross profit  ..............................             25,604                 2,309               23,295
Selling, general and administrative
 expenses  .................................             97,840                 2,281(a)            95,559
                                              -----------------    ------------------    -----------------
(Loss) income from operations  .............            (72,236)                   28              (72,264)
Interest expense  ..........................              4,488                     3(a)             4,485
Interest income  ...........................                513                     4(a)               509
Other income ...............................                  -                  (160)(b)              160
                                              -----------------    ------------------    -----------------
Net (loss) income  .........................            (76,211)                 (131)            (76,080)
Dividends accruing on Series A Preferred
 Stock  ....................................             (2,439)                    -               (2,439)
                                              -----------------    ------------------    -----------------

Net loss (income) attributable to common
 stockholders  .............................         $  (78,650)              $  (131)          $  (78,519)
                                              =================    ==================    =================
Basic net loss per share  ..................         $    (8.89)                                $    (8.88)
                                              =================                          =================
Weighted average common shares
 outstanding  ..............................          8,842,200                                  8,842,200
                                              =================                          =================


                                      F-4-

                  Pro Forma Condensed Statement of Operations
                      Nine Months Ended December 26, 1998
               (in thousands, except share and per share amounts)
                                  (Unaudited)



                                                   Genesis
                                                 ------------        Elimination of
                                                 Direct, Inc.        Sportime, LLC                Pro Forma
                                                 ------------        --------------              -----------
Net sales  ....................................      $   192,773               $26,127(a)          $   166,646

Cost of goods sold  ...........................          127,792                17,417(a)              110,375
                                                 ---------------    ------------------         ---------------
Gross profit  .................................           64,981                 8,710                  56,271

Selling, general and administrative expenses...          121,152                 6,501(a)              114,651
                                                 ---------------    ------------------         ---------------

(Loss) income from operations  ................          (56,171)                2,209                 (58,380)

Interest expense  .............................            3,597                    11(a)                3,586

Interest income  ..............................              920                     6(a)                  914
                                                 ---------------    ------------------         ---------------
Net (loss) income before extraordinary item  ..          (58,848)                2,204                 (61,052)

Extraordinary item - loss on extinguishment
 of debt.......................................           (5,235)                    -                  (5,235)
                                                 ---------------    ------------------         ---------------
Net (loss) income  ............................       $  (64,083)             $  2,204               $ (66,287)
                                                 ===============    ==================         ===============

Basic net loss per share:

 Loss before extraordinary item................      $     (2.13)                                  $     (2.21)

 Extraordinary item............................            (0.19)                                        (0.19)
                                                 ---------------                               ---------------
 Net loss......................................      $     (2.32)                                  $     (2.40)
                                                 ===============                               ===============
Weighted average shares - basic................       27,630,445                                    27,630,445
                                                 ===============                               ===============

                                      F-5-

                              Genesis Direct, Inc.
          Notes to Unaudited Pro Forma Condensed Financial Statements

1.  Disposition

     On February 9, 1999, Genesis Direct, Inc. and its wholly-owned subsidiary, Little Genesis, Inc., sold all of the outstanding limited liability company interests of Sportime, LLC for consideration of $23,000,000, payable in cash. The acquisition of the Sportime business was completed on January 7, 1998, and accordingly, the pro forma condensed statement of operations for the year ended March 28, 1998 reflects the results of Sportime, LLC for the period subsequent to the acquisition.

2.  Pro Forma Adjustments

Balance Sheet

(a)   Elimination of disposed Sportime, LLC assets and liabilities.
(b)   Net proceeds from disposition of Sportime, LLC and resulting net gain.

Statements of Operations

(a)   Elimination of Sportime, LLC operating results for the respective periods.
(b)   Net gain resulting from disposition of Sportime, LLC.

                                      F-6-